UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 12, 2010

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

The Company is filing this Current Report on Form 8-K to provide copies of legal opinions issued in connection with the prior registration and issuance of $400 million in aggregate principal amount of 6.75% Notes due 2014 and $500 million in aggregate principal amount of 4.75% Notes due 2020.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No 333-147664) filed by Nordstrom, Inc. with the Securities and Exchange Commission on November 28, 2007. This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities an Exchange Commission the documents and instruments attached hereto as exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Legal Opinion of Lane Powell PC related to the issuance and sale of 6.75% Notes due 2014

5.2	Legal Opinion of Lane Powell PC related to the issuance and sale of 4.75% Notes due 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/S/ ROBERT B. SARI
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: July 12, 2010.

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legal Opinion of Lane Powell PC related to the issuance and sale of 6.75% Notes due 2014

5.2	Legal Opinion of Lane Powell PC related to the issuance and sale of 4.75% Notes due 2020

4